Derivative Liability	3 Months Ended
Mar. 31, 2016
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Liability

10. Derivative Liability

On January 29, 2016, Valeritas, Inc. issued CRG additional warrants to acquire 16,000,000 Series AB Preferred Stock of the Private Company at an exercise price of $1.25 with term of one year from the date of issuance. The warrants are accounted as derivative liability at fair value as the warrant for Series AB embodies a conditional obligation for the Company to repurchase its shares at a deemed liquidation event.

The fair value of the warrant at the date of issuance is $4,000 based on the Black-Scholes option pricing model. Key assumptions used to apply this model upon issuance were as follows:

	January 29, 2016	March 31, 2016
Dividend yield	—	—
Expected volatility	80.0%	80.0%
Risk-free rate of return	0.47%	0.61%
Expected term (years)	1	0.83
Fair Value per share	$0.25	$0.30

In January and March, CRG exercised its warrants to acquire 5,620,600 shares of Series AB Preferred Stock of the Private Company (1,340,866 common shares of Valeritas, Holdings, Inc. post recapitalization) for gross proceeds of $7,026. The fair value of exercised warrants of $1,472 was reclassified from derivative liability to additional paid in capital.

The activities of the Private Company Series AB warrants are as follows:

	Number of shares	Weighted average exercise price	Weighted average remaining life
Outstanding and exercisable—December 31, 2015	—	—	—
Warrants issued in conjunction with Series AB financing	16,000,000	1.25
Warrants exercised	(5,620,600)	1.25

Outstanding and exercisable—March 31, 2016	10,379,400	1.25	0.83 years

The fair value of unexercised warrants at March 31, 2016 was $3,121. Refer to note 12 below for the fair value measurement adopted in determining the fair value of the warrants. On May 3, 2016, the remaining outstanding unexercised warrants were cancelled. Refer to note 20 for subsequent events discussion.